BRITISH COLUMBIA
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BC Registry Services

Mailing Address:
PO BOX 9431 Stn Prov Govt.
Victoria BC V8W 9V3
www.corporateonline.gov.bc.ca

Location:
2nd Floor - 940 Blanshard St.
Victoria BC
250 356-8626

Notice of Articles

BUSINESS CORPORATIONS ACT

This Notice of Articles was issued by the Registrar on: August 25, 2011 09:02 AM Pacific Time

Incorporation Number: **C0918751**

Recognition Date and Time: Continued into British Columbia on August 25, 2011 09:02 AM Pacific Time

NOTICE OF ARTICLES

Name of Company:

ADHEREX TECHNOLOGIES INC.

REGISTERED OFFICE INFORMATION

Mailing Address:
1600 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

Delivery Address:
1600 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

RECORDS OFFICE INFORMATION

Mailing Address:
1600 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

Delivery Address:
1600 - 925 WEST GEORGIA STREET
VANCOUVER BC V6C 3L2
CANADA

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
Raykov , Rostislav Hristov

Mailing Address:
PO BOX 13628
68 TW ALEXANDER DRIVE
RESEARCH TRIANGLE PARK NC 27709
UNITED STATES

Delivery Address:
PO BOX 13628
68 TW ALEXANDER DRIVE
RESEARCH TRIANGLE PARK NC 27709
UNITED STATES

Last Name, First Name, Middle Name:
Andrade , Robert Christopher

Mailing Address:
PO BOX 13628
68 TW ALEXANDER DRIVE
RESEARCH TRIANGLE PARK NC 27709
UNITED STATES

Delivery Address:
PO BOX 13628
68 TW ALEXANDER DRIVE
RESEARCH TRIANGLE PARK NC 27709
UNITED STATES

Last Name, First Name, Middle Name:
Porter, Arthur Thomas

Mailing Address:
MCGILL UNIVERSITY HEALTH CENTRE
2155 GUY STREET
MONTREAL QC H3H 2R9
CANADA

Delivery Address:
MCGILL UNIVERSITY HEALTH CENTRE
2155 GUY STREET
MONTREAL QC H3H 2R9
CANADA

Last Name, First Name, Middle Name:
Lieberman , David Benjamin

Mailing Address:
SOUTHPOINT CAPITAL
623 FIFTH AVENUE, SUITE 2601
NEW YORK NY 10022
UNITED STATES

Delivery Address:
SOUTHPOINT CAPITAL
623 FIFTH AVENUE, SUITE 2601
NEW YORK NY 10022
UNITED STATES

Last Name, First Name, Middle Name:
Bussandri , Claudio F.

Mailing Address:
524 MOUNT PLEASANT AVENUE
WESTMOUNT QC H3Y 3H5
CANADA

Delivery Address:
524 MOUNT PLEASANT AVENUE
WESTMOUNT QC H3Y 3H5
CANADA

Last Name, First Name, Middle Name:
Breen , William G.

Mailing Address:
336 MINTO PLACE
OTTAWA ON K1M 0B3
CANADA

Delivery Address:
336 MINTO PLACE
OTTAWA ON K1M 0B3
CANADA

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value Without Special Rights or Restrictions attached